SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2005

SIGMA-ALDRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-8135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3050 Spruce Street

St. Louis, Missouri 63103

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 771-5765

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 8, 2005, Sigma-Aldrich issued a press release announcing its fourth quarter and full year financial and operating results for the periods ended December 31, 2004. This press release is furnished as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

On February 8, 2005, the Registrant issued a press release regarding the financial outlook for the fourth quarter ending December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1	Press Release issued February 8, 2005 - SIGMA-ALDRICH (NASDAQ: SIAL) REPORTS RECORD SALES AND EPS FOR 2004. IMPROVING MARKETS AND ACQUISITION TO BENEFIT 2005 RESULTS.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2005

SIGMA-ALDRICH CORPORATION

By:	/s/ Karen Miller
Karen Miller, Corporate Controller

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued February 8, 2005 - SIGMA-ALDRICH (NASDAQ: SIAL) REPORTS RECORD SALES AND EPS FOR 2004. IMPROVING MARKETS AND ACQUISITION TO BENEFIT 2005 RESULTS.

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